SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 26, 1998


                            WORKFLOW MANAGEMENT, INC.
             (Exact name of Registrant as specified in its charter)




          Delaware                      0-24383                  06-1507104
(State or other jurisdiction of      (Commission               (IRS Employer
       incorporation)                File Number)            Identification No.)





240 Royal Palm Way, Palm Beach, Florida                              33480
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's telephone number, including area code:  (561) 659-6551

                                       N/A
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

      A press release dated August 24, 1998, regarding first quarter operating results and certain other matters with respect to Workflow Management, Inc. is filed with this Form 8-K as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

      Not applicable.

(b)  Pro Forma Financial Information.

      Not applicable.

(c)  Exhibits.

      The exhibits on the accompanying Exhibit Index are filed or incorporated by reference as part of this Form 8-K and the Exhibit Index is incorporated herein by reference.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WORKFLOW MANAGEMENT, INC.


                                          By:  /s/ Thomas B. D'Agostino
                                             -----------------------------------
                                                   Thomas B. D'Agostino
                                                   Chairman of the Board,
                                                   President and Chief Executive
                                                   Officer


Date:  August 26, 1998





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                                EXHIBIT INDEX



Exhibit No.             Description of Exhibits
-----------             -----------------------
  99.1                  Press release dated August 24, 1998


















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